EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Citizens Financial Services, Inc. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Randall E. Black, Senior Vice President and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)  To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:  March 4, 2003

/s/ Randall E. Black

By:  Randall E. Black
Senior Vice President and Chief Financial Officer